Supplement to Prospectus dated August 22, 2008

WB Capital Mutual Funds

Liquid Assets, T and I Shares

Limited Term Bond

Bond

Municipal Bond

This supplements and amends the WB Capital Mutual Funds Prospectus for the  Liquid Assets, T and I shares, Limited Term Bond Fund and Municipal Bond Fund dated July 29, 2008.

As of the date hereof the disclosure adjacent to the heading "Other Advisor Payments"  on page 22 of the Prospectus is amended to read as follows:

Other Adviser Payments. WB Capital may enter into administration agreements with retirement plan administrators or other entities which provide account services to Fund Shareholders, and will pay for such services at no expense to the Funds. WB Capital may make payments to certain financial intermediaries to promote the sale, distribution, and/or servicing of shares of the Funds. These payments may be in addition to any shareholder servicing payments that are reflected in the fees and expenses listed in the fee table sections of this prospectus. These payments are sometimes characterized as “revenue sharing” payments. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, or including a Fund on a preferred or recommended fund list or in certain sales programs from time to time sponsored by financial intermediaries. Such compensation is paid from the assets of WB Capital at no expense to the Fund or to Fund Shareholders.